UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2017

NORTHERN MINERALS & EXPLORATION LTD.

Nevada	333-146934	98-0557171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1889 FM 2088, Quitman, Texas 75783	75783
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (903) 967-3338

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure

Signed Memorandum of Understanding

On November 17, 2017, Northern Minerals & Exploration Ltd. (“NMEX”) entered into a Memorandum of Understanding (“MOU”) with Pemer Bacalar SAPI DE CV (“Bacalar”) to further pursue the acquisition and development of approximately 33.5 hectares (82.74 acres) on the Caribbean Coast in the state of Quintana Roo (“Property”). The signing of this MOU is pursuant to the Letter of Intent (“LOI”) signed with Starcom SA DE CV (“Starcom”) as previously disclosed in a news release dissemenated on September 27, 2017.

Starcom is a shareholder of NMEX and a principal owner of Bacalar, a company incorporated under the state laws of, Quintana Roo. The MOU entered into between Bacalar and NMEX sets forth the following conditions for continuing due diligences in an effort of moving toward a definitive agreement on the Property:

(a)	The satisfactory conclusion by NMEX of due diligence in respect to the Property.

a.	Confirmation of valid title/ownership
b.	Valuation of the Property by a qualified third party
c.	Each Party will be responsible for their own due diligence expenses

(b)	The obtaining of all necessary approvals from the shareholders of Bacalar to enter into an agreement with NMEX.

(c)	Negotiation of an acceptable agreement by both Parties.

(d)	The obtaining of all necessary permits shall be the responsibility of Bacalar

(e)	NMEX agrees to become current in its financial reporting with the SEC.

(f)	The obtaining of all necessary funds shall be the responsibility of NMEX

(g)	Bacalar agrees to give NMEX exclusive rights for to enter into a definitive agreement for acquiring the Property until February 15, 2018.

Engagement of International Business Development Advisor

Mr. Victor Francisco Miranda has been engaged by the Company to serve as its International Business Development Advisor on evaluating and guiding the Company in its pursuit and development of real estate projects in Mexico.   Mr. Miranda has extensive background in evaluating ventures on both sides of the US - Mexico border, on the Mexican insurance industry, with focus employee benefits, and the planning, permitting and development of construction projects in Quintana Roo, Mexico.

Item 9.01	Financial Statements and Exhibits

10.1	Memorandum of Understanding between Pemer Bacalar SAPI DE CV and Northern Minerals & Exploration, Ltd. dated November 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN MINERALS & EXPLORATION LTD.

Date: November 20, 2017	/s/ Howard Siegel
Howard Siegel
President and Director

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